UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20 549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-13

                             ND HOLDINGS, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Articles)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

                                      1

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------


                                    2



                          ____________________

                        NOTICE OF ANNUAL MEETING
                          AND PROXY STATEMENT

                       ANNUAL MEETING TO BE HELD
                            May 31, 2002
                         ____________________

                           April 15, 2002




Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Holiday Inn, 2200 Burdick Expy. E., Minot, North Dakota, commencing at 10:00 a.m. local time on Friday, May 31, 2002.

   The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the Meeting. During the Meeting, we will also review the activities of the past year and items of general interest about the Company.

   We hope that you will be able to attend the Meeting in person, and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

Sincerely,



Robert E. Walstad
Chairman, CEO



                                   1


                            TABLE OF CONTENTS



                                                                           Page
                                                                           ----

Notice of Annual Meeting...................................................   3
General Information........................................................   4
Question and Answer Summary:  About the Meeting............................   5
Proposal No. 1 - Election of Directors.....................................   7
Executive Compensation.....................................................  10
Proposal No. 2 - Ratification of Selection of Independent Auditors.........  12
Proposal No. 3 - Change of Name of the Corporation.........................  12
Proposal No. 4 - Increase Authorized Common Shares.........................  14
Proposal No. 5 - Authorize Preferred Shares................................  17
Proposal No. 6 - 2 for 1 Forward Split.....................................  20
Proposal No. 7 - Other Matters as May Come Before the Meeting..............  20
Security Ownership of Certain Beneficial Owners and Management.............  21
Other Matters..............................................................  22
Shareholder Proposals for Next Annual Meeting..............................  22
Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.....  22
Appendix A - Resolution of the Board of Directors of ND Holdings, Inc.,
             Regarding Proposed Amendments to the
             Articles of Incorporation.....................................  24
Appendix I - Audit Committee Chart. .......................................  27
Proxy/Voting Instruction Card..............................................  29

                                     2


                NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 31, 2002
             _____________________________________________________

   NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Meeting") of ND Holdings, Inc., a North Dakota corporation (the "Company"), will be held on May 31, 2002, at 10:00 a.m. local time at the Holiday Inn, 2200 Burdick Expy. E., Minot, North Dakota, for the following purposes:

   1.  To elect the Board of Directors of the Company.

   2. To ratify the selection of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

   3. To consider and vote upon a proposal to change the name of the Company from ND Holdings, Inc., to Integrity Mutual Funds, Inc.

   4. To consider and vote upon a proposal to change the capitalization of the Company by increasing the number of authorized common shares from the currently authorized 20,000,000 shares of no par value to 1,000,000,000 common shares of $0.0001 par value.

   5. To consider and vote upon a proposal to change the capitalization of the Company by authorizing 100,000,000 preferred shares of $0.0001 par value of which the Board of Directors may establish a class or series, setting forth the designation of the class or series and fixing the relative rights and preferences of the class or series of the preferred shares.

   6. To consider and vote upon a proposal to effect a 2 for 1 forward split of the Company's common shares.

   7. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

   Only shareholders of record at the close of business on April 12, 2002, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

   You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior Proxy and vote in person as set forth in the Proxy Statement.

   The enclosed Proxy is being solicited by the Board of Directors of the Company. The Board of Directors recommends that you vote in favor of the proposed items. Your vote is important.

                                           By Order of the Board of Directors

                                                 /S/  JACQUELINE L. CASE
                                                      ------------------
                                                      Jacqueline L. Case
                                                      Secretary
Minot, North Dakota
Dated:  April 15, 2002

                                     3

                             ND HOLDINGS, INC.
                            1 North Main Street
                              Minot, ND 58703
                             (701) 852 - 5292
            __________________________________________________
                              PROXY STATEMENT
                      ANNUAL MEETING OF SHAREHOLDERS
                          To be held May 31, 2002
            __________________________________________________
                            GENERAL INFORMATION

   The enclosed Proxy is being solicited by the Board of Directors of ND Holdings, Inc., a North Dakota corporation (the "Company"), for use in connection with the annual meeting of shareholders on May 31, 2002, at 10:00 a.m. local time (the "Meeting") at the Holiday Inn, 2200 Burdick Expy. E., Minot, North Dakota, and at any postponement or adjournment thereof. Only shareholders of record as of the close of business on April 12, 2002 (the "Record Date"), will be entitled to vote at the Meeting or any postponement or adjournment. When the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

   ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

   The address of the principal executive office of the Company is 1 North Main, Minot, North Dakota 58703. This Proxy Statement and the Board of Directors' form of Proxy are being mailed to shareholders on or about April 15, 2002. Concurrently with the mailing of this Statement, the Company is furnishing to shareholders its Annual Report for its fiscal year ended December 31, 2001.

   The Company is bearing all costs of soliciting proxies and expressly reserves the right to solicit proxies otherwise than by mail. Telephone, telegraph, facsimile or other personal solicitations of certain shareholders and brokers may follow the solicitation of proxies by mail by one or more of the directors, by officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

   As of April 12, 2002, the Company had outstanding 6,677,240 shares, with each share being entitled to one vote, except for the election of directors when shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the Meeting and is, in effect, casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote or withholds authority to vote on a certain proposal shall not be considered present and entitled to vote on such proposal.

                                     4

   Because many of the Company's shareholders may be unable to attend the Meeting in person, our Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

   (1) read this Proxy Statement carefully;

   (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

   (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                QUESTION AND ANSWER SUMMARY:  ABOUT THE MEETING

   What is being voted on at the Meeting?

   Our Board of Directors is asking shareholders to consider five items at this
   Meeting:

   *   To elect directors to our Board of Directors;

   * To ratify the selection of Brady, Martz & Associates, P.C. as our independent auditors for the fiscal year ending December 31, 2002;

   * To consider and vote upon a proposal to change the name of the Company from ND Holdings, Inc., to Integrity Mutual Funds, Inc.

   * To consider and vote upon a proposal to change the capitalization of the Company by increasing the number of authorized common shares from the currently authorized 20,000,000 shares of no par value to 1,000,000,000 common shares of $0.0001 par value.

   * To consider and vote upon a proposal to change the capitalization of the Company by and authorizing 100,000,000 preferred shares of $0.0001 par value of which the Board of Directors may establish a class or series, setting forth the designation of the class or series and fixing the relative rights and preferences of the class or series of the preferred shares.

   * To consider and vote upon a proposal to effect a 2 for 1 forward split of the Company's common shares.

   * To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.


   Who can vote at the Meeting?

   Our Board of Directors has set April 12, 2002, as the Record Date for the Meeting. Only persons holding shares of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share will be entitled to one vote on each matter properly submitted for vote to our shareholders at the Meeting. On the Record Date, there were approximately 6,700,000 shares outstanding held by a total of 1,070
shareholders of record.   Therefore, there are a total of approximately
6,700,000 votes that will be entitled to be cast at the Meeting.

                                   5

What constitutes a quorum for the Meeting?

   A quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares that are represented, because each share has one vote per share. To have a quorum, we need more than fifty percent (50+%) of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on any proposal, all of which will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately.

   How do I vote?

   If you complete and properly sign the accompanying Proxy card and return it to us, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked or if no instructions are specified, shares represented by a proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares in certificate form, and you attend the Meeting, you may deliver your completed Proxy card in person. If you hold your shares in "street name," that is, if you hold your shares through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a Proxy form from the institution that holds your shares.

   Can I change my vote after I return my Proxy card?

   Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date or if you vote in person at the Meeting. The powers of the Proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy.

   Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

   What vote is required to approve each item?

   Election of Directors. The election of each director nominee (Item 1) requires the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting. Our shareholders are entitled to cumulate votes with respect to the election of directors only in accordance with the procedure described under Proposal No. 1 herein.

   Other Proposals. An affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the selection of Brady, Martz & Associates, P.C. as our independent auditors (Item 2), the proposal to change the name of the Company from ND Holdings, Inc., to Integrity Mutual Funds, Inc. (Item 3), the proposal to change the capitalization of the Company by increasing the number of authorized shares from the currently authorized 20,000,000 shares of no par value to 1,000,000,000 common shares of $0.0001 par value (Item 4), the proposal to change the capitalization of the Company by authorizing 100,000,000 preferred shares of $0.0001 par value (Item 5), and the proposal to effect a 2 for 1 forward split of the Company's common shares
(Item 6).

                                    6

   While affirmative abstentions are counted in tabulations of the votes cast on proposals presented to shareholders with respect to Proposals No. 2, 3, 4, 5 and 6, broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, for all matters presented at the Meeting, affirmative abstentions will have the same effect as a vote against the proposal.

   Votes cast by proxy will be tabulated by an automated system administered by ND Resources, Inc., our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.

                             PROPOSAL NO. 1
                         ELECTION OF DIRECTORS

   At the Meeting to be held on May 31, 2002, and at any and all postponements or adjournments thereof, it is intended that the Company's shares represented by properly executed proxies that are enclosed herewith (each, a "Proxy") will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors of ND Holdings, Inc. (the "Board"), and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. The affirmative vote of a plurality of the votes present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

   The directors have voted to nominate six directors for election to hold office for a one-year term until the next Annual Meeting of shareholders or until their successors are elected and qualified. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below.

   Following is certain information regarding the nominees for the office of director:

                                        Term of Office          Positions and
                                        with the                Offices with
Name                        Age         Company                 the Company
Vance A. Castleman           57         3-25-94 to Present      Director
Richard D. Olson             50         10-01-01 to Present     President and Director
Peter A. Quist               68         5-04-88 to Present      Vice President and Director
Myron D. Thompson            57         3-20-98 to Present      Director
Robert E. Walstad            57         9-22-87 to Present      Director and Chief Executive Officer
Richard H. Walstad           63         5-04-88 to Present      Director

                                   7


   Cumulative voting is permitted in the election of directors in accordance with the following procedure:

   Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of such intent to any officer of the Company before the Meeting or the presiding officer at the Meeting at any time before the election of directors, in which case:

   1. The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

   2. Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

   Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the directors. It is expected that the Proxies received by the directors' nominees will be voted, except to the extent that authority is withheld on any Proxy as to all of one or more individuals, to elect as directors the following nominees, whose principal occupations during the past five years, directorships and certain other affiliations and information are set forth below:

Vance C. Castleman - Member, Souris Basin Revolving Loan Fund Committee (1972-
1999); Real Estate Developer (1979-Present); President and CEO of Inn-Vestments, Inc.(1989-Present); VP-Marketing, Labor Ready, LRW (1999-July,
2000); President, Minot Lodging Expo, LLC (2000 - Present); Director of ARM Securities Corporation, (2000 - Present); Director of Capital Financial Services, Inc. (2002 - Present).

Richard D. Olson - President and Director of ND Holdings, Inc. (2001 - Present), Vice President/Operations of ND Holdings, Inc. (1999 - 2000); Marketing Manager of Integrity Mutual Funds (1989 - Present); President and Director of ARM Securities Corporation (2001 - Present); President and Director of Capital Financial Services, Inc. (2002 - Present); Director of Magic Internet Services, Inc. (1999 - Present).

Peter A. Quist - Vice President and Director of ND Holdings, Inc. (1988 - Present); Vice President, Secretary and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), and ND Resources, Inc. (1989 - Present); Director, Vice President and Secretary of ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 - 1999), Montana Tax-Free Fund, Inc. (1993 - Present), Integrity Fund of Funds, Inc. (1994 - Present) and Integrity Small-Cap Fund of Funds, Inc.(1998 - Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 - Present); Director of South Dakota Tax-Free Fund, Inc. (1995 - Present); Vice President, Secretary and Director of Ranson Capital Corporation (1996 - Present); Vice President and Secretary of Ranson Managed Portfolios (1996 - Present); Vice President, Secretary, and Director of The Ranson Company, Inc. (1996 -1997). Currently a licensed North Dakota attorney; Director of ARM Securities Corporation (2000 - Present).

Myron D. Thompson - President, CEO and Director, Food Management Investors, Inc., a.k.a. FMI, Inc., (1990 - Present); President and Director, Apple Core Enterprises, Inc. (1990 - Present); President and Director, Labor Force of MN, Inc. (1989 to Present); General Partner, Dakota Apple Partnership (1994-Present); Director, Officer and Member, Village Ventures, LLC (1995-Present).

Robert E. Walstad - Chief Executive Officer of ND Holdings, Inc. (2001 - Present), Director of ND Holdings, Inc. (1987 - Present); President of ND Holdings, Inc. (1987 - 2001); President, Treasurer and Director of ND Money Management, Inc. (1988 - Present), ND Capital, Inc. (1988 - Present), ND Resources, Inc. (1989 - Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 -1999), Montana Tax-Free Fund, Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1994 - Present), Integrity Fund of Funds, Inc. (1994 - Present), and Integrity Small-Cap Fund of Funds, Inc. (1998 - Present); President, CEO, Treasurer and Trustee of The Ranson Company, Inc. (1996 - 1997); President, Treasurer and Director of Ranson Managed Portfolios (1996 - Present); President, Treasurer and Director of Ranson Capital Corporation (1996 - Present); associated with securities industry as an NASD licensed registered representative (1972 - Present); CEO and Director of Capital Financial Services, Inc. (2002 - Present); Director of Magic Internet Services, Inc. (1999-Present), President of Magic Internet Services, Inc. (1999 - 2001); CEO and Director of ARM Securities Corporation (2000 - 2001).

Richard H. Walstad - Consultant of Cook Sign Company of Fargo, (2001 - Present), Chairman of the Board/CEO, Cook Sign Co. of Fargo (1978 - 2001); Director, Community First Bank, Fargo (1983 - 2001); Vice Chairman, Dakota Certified Development Corp. (1992 - 2001); Vice Chairman, Fargo Cass County Economic Development Corp., Fargo (1998 - 2001); Vice Chairman, Fargo Municipal Airport Authority (1999 - 2001).

   FAMILY RELATIONSHIPS

   Richard H. Walstad, a director of the Company, is the brother of Robert E. Walstad, the CEO and a director of the Company. None of the other directors is related to any other director or to any executive officer of the Company.

   COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   During the fiscal year ended December 31, 2001, four regular meetings and four special meetings of the Board of Directors were held. All directors attended at least 75% of the Board meetings, including committee meetings on which the Board member served during this period.

   During the fiscal year ended December 31, 2001, the Company did not have a standing nominating committee of the Board of Directors. However, the Company does have a standing Audit Committee. The Company's Audit Committee consisted of independent directors Lyle McLain and Daniel Feist, together with Robert Walstad, a member of Company management. Directors who were members of the Audit Committee (other than employees who were also directors) received cash compensation of $100 per meeting attended until October 2001, after which members of committees were no longer paid any compensation. The Audit Committee is responsible for providing assurance that financial disclosures made by management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by management, meets privately with the independent public accountants to discuss all pertinent matters and reports to the Board of Directors regarding its activities. The Audit
Committee met twice in 2001.

   Recently, the Audit Committee met to review the audited financials for the fiscal year ended December 31, 2001. Members of management and the independent auditors took part in the discussion regarding the financials and the overall results of operations. Included in the discussion were issues such as relevance, reliability, comparability and consistency in relation to the quality and acceptability of the Company's accounting policies and practices. Additionally, the independent auditors discussed with the Audit Committee new accounting policies, management's judgments and use of accounting estimates in the preparation of the financial statements and significant audit adjustments. Based upon a thorough discussion of the aforementioned, the Audit Committee has recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10KSB for the fiscal year 2001. Furthermore, as required, the Audit Committee has received a statement from the independent auditors assuring their independence. The Audit Committee has adopted a Charter outlining its duties and responsibilities, a copy of which is attached as an appendix to this Proxy Statement.

   FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

   During the fiscal year ended December 31, 2001, Brady, Martz & Associates, P.C., the Company's independent auditors and principal accountant, billed the Company the fees set forth below. The Audit Committee has considered whether and determined that the provision of the non-audit services rendered to the Company by Brady, Martz & Associates, P.C. during the Company's fiscal year 2001 was compatible with maintaining the independence of Brady, Martz & Associates, P.C.

                   FINANCIAL INFORMATION SYSTEMS
   AUDIT FEES      DESIGN AND IMPLEMENTATION FEES     ALL OTHER FEES
   ----------      ------------------------------     --------------
   $ 34,495                    $ 0                       $ 12,885

   DIRECTOR COMPENSATION

   Each director (other than those directors who are also employees of the Company) received cash compensation of $3,900 for the year 2001, except for one director who received compensation of $450 prior to his death and one director who received compensation of $1,000 prior to his resignation. In addition, Board members were reimbursed for their expenses associated with at tendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

   EXECUTIVE OFFICERS

   The executive officer of the Company is Robert E. Walstad, whose biography appears on page 9 of the director nominees as set forth above.

                      EXECUTIVE COMPENSATION

   The following table sets forth information with respect to all annual and long-term compensation provided to the Company's Chief Executive Officer ("CEO"). None of the Company's other executive officers received remuneration in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                                            ANNUAL COMPENSATION
                                            -------------------
      Name and                                                Commission
      Principal Position                Year      Salary     & Override
                                                 ($)         ($)
      Robert E. Walstad,                1999     60,000       33,920*
      Chairman and CEO                  2000     60,000       67,572*
                                        2001     60,000       52,722*


   *Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad receives, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million and standard commissions based on sales of securities.

Employment Agreements

   The Company has written Employment Agreements with its President, Richard D. Olson, and its CEO, Robert E. Walstad. The Employment Agreements are effective as of October 1, 2001.


                       AGGREGATE OPTION/WARRANT
                    EXERCISES IN LAST FISCAL YEAR
             AND FISCAL YEAR-END OPTION/WARRANT VALUES

   The purpose of the following table is to report exercises of share options by the named executive officers during 2001 and the value of their unexercised stock options as of December 31, 2001.

                                                 Number of Unexercised         Value of Unexercised
                     Shares                      Options/warrants at           In-The-Money
                     Acquired       Value        Fiscal Year-End               Options/warrants
                                                 ---------------               at Fiscal Year-End *
                                                                               --------------------
            Name    On Exercise     Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
            ----    -----------     --------     -----------   -------------    -----------   -------------
Robert E. Walstad   --              --           875,200        --              8,000          --
Richard D. Olson    --              --           217,698        --              8,708          --
-------------------

* Value is based on a share price of $.89 which was the closing bid price for shares on the OTC Bulletin Board on December 31, 2001, minus the warrant exercise price of $1.65 and option conversion price of $.85.


   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officer file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the fiscal year ended December 31, 2001. Robert E. Walstad, CEO and director of the Company, and Richard D. Olson, President and director of the Company, failed to file a Form 4, which was due on or before November 10, 2001. This failure has been remedied by a subsequent filing of a Form 4 disclosing the information required to be filed.

THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                            PROPOSAL NO. 2
          RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board has selected Brady, Martz & Associates, P.C. to serve as independent auditors of the Company for the fiscal year ending December 31, 2002. The shareholders of the Company are being asked to ratify this selection at the Meeting. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Brady, Martz & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002.

   The firm of Brady, Martz & Associates, P.C. has been the auditor for the Company since the Company's inception in September 1987. The Board of Directors again has selected Brady, Martz & Associates, P.C. to serve as the Company's independent auditor for the year ending December 31, 2002, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Brady, Martz & Associates, P.C as independent auditor for the Company for the year ending December 31, 2002.

   A representative of Brady, Martz & Associates, P.C will be present at the Meeting and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the Meeting.


   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2


                              PROPOSAL NO. 3
AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM
           ND HOLDINGS, INC., TO INTEGRITY MUTUAL FUNDS, INC.

   Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change the name of the Company from ND Holdings, Inc., to Integrity Mutual Funds, Inc. The text of the proposed amendment to the Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

Purpose of the Name Change

   Over the past seven years, the Company has utilized the name Integrity Mutual Funds and Integrity Funds with respect to the marketing of its sponsored mutual fund family. Focus has been directed to establishing name recognition of "Integrity" for the Company's sponsored mutual funds, and the Company has registered the service mark "Integrity Mutual Funds" with the U.S. Patent and Trademark Office. The Company is hopeful that the "Integrity" name and reputation in the market will contribute to providing the Company itself with name recognition and credibility in the public stock sector as well as more appropriately indicate the business of the Company, which may be vital as the Company seeks to build shareholder value. The name change proposal, if approved by our shareholders, would have the effect of changing the legal name of the Company. If the name change is not approved, the Company's legal name will continue to be "ND Holdings, Inc."

Effects of the Name Change

   The change in the Company's name will not affect the status of the Company or the rights of any shareholder in any respect or the transferability of share certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company's securities bearing the name
"ND Holdings, Inc." will continue to be valid and represent shares of Integrity Mutual Funds, Inc., following the name change. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.

   In connection with the name change if approved, the Company intends to apply for a new trading symbol for its common shares with the OTC Bulletin Board from "NDHI" to a symbol more readily associated with the new name of Integrity Mutual Funds, Inc.

   If the proposal is approved by the shareholders, the name change will become effective upon the filing of the amended Articles of Incorporation with the Secretary of State of the State of North Dakota. The Company intends to file the amended Articles of Incorporation promptly after the shareholders approve the name change. The Company would seek a change in the trading symbol of the Company's common shares as soon as practicable following shareholder approval of the proposal.

   Required Vote; Recommendation of the Board of Directors

   Approval of the amendment to the Articles of Incorporation to change the Company's name requires the affirmative vote of a majority of the shares cast at the Meeting.

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.


                             PROPOSAL NO. 4
             AMEND THE ARTICLES OF INCORPORATION TO CHANGE
  THE CAPITALIZATION OF THE COMPANY BY INCREASING THE NUMBER OF AUTHORIZED
                             COMMON SHARES

   Under North Dakota law, we may issue shares only to the extent such shares have been authorized under our Articles of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to 20,000,000 common shares, no par value per share. As of April 12, 2002, approximately 6,700,000 no par common shares were issued and outstanding and an aggregate of approximately 1,700,000 shares were reserved for issuance as follows:

   An aggregate of approximately 1,050,000 shares are issuable in connection with the exercise of outstanding warrants issued by the Company between the years 1987 and 1990.

   An aggregate of approximately 400,000 shares are issuable in connection with the exercise of outstanding options issued by the Company in connection with certain employment contracts.

   An aggregate of approximately 250,000 shares are issuable in connection with the exercise of outstanding options issued by the Company in connection with certain asset purchase contracts.

   Additionally, Proposal Number 6 herein proposes a forward share split of 2 for 1 for all common shares of the Company which would double the amount of outstanding common shares in the hands of shareholders.

   Therefore, assuming the acceptance of Proposal 6 and the exercise of all options and warrants of the Company, the Company as of April 12, 2002, would have had only approximately 3,400,000 authorized and unissued shares available to it for issuance.

   Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation which would change the capitalization of the Company by increasing the number of authorized common shares from the currently authorized 20,000,000 shares of no par value to 1,000,000,000 common shares of a single class of $0.0001 par value.

   The text of the proposed amendment to our Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

   Purpose of the Proposal

   The Board of Directors is seeking to ensure that shares will be available for future issuance in the event that our Board of Directors determines that it is necessary or advisable:

   to raise additional capital through the sale of equity securities to fund business operations;

   to acquire other companies or their assets;

   to attract strategic partners and/or candidates for a business combination who can assist the Company in generating revenue streams or are capable of increasing our revenues;

   to provide equity incentives to employees and officers;

   to declare share dividends or effect share splits; or for other corporate purposes.

   Our Board of Directors recognizes that in future situations opportunities for acquisitions may arise wherein financially compatible companies or assets may be acquired by means of issuance of the Company's common shares. In this regard, we anticipate that a certain portion of the additional authorized common shares as contemplated by this proposal will be utilized to meet such funding requirements. Management has in its historical course of business sought and successfully completed a number of acquisition opportunities. Presently management is conducting preliminary discussions with certain parties concerning potential acquisition possibilities in the future, but as of the date of this Proxy Statement there are no such arrangements or firm intentions which have been made.

   Other than as described above, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. However, the Board of Directors believes that if an increase in the number of authorized common shares were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could impair significantly our ability to acquire strategic assets, meet financing requirements or meet other objectives.

Effects of the Proposal

   The increase in the authorized common shares will not have any immediate effect on the rights of existing shareholders; however, our Board of Directors will have the authority to issue authorized common shares without requiring future shareholder approval of such issuances, except as may be required by applicable law or regulations, the Company's governing documents or the rules of any stock exchange, NASDAQ or any automated inter-dealer quotation system on which the Company's common shares may then be traded. The Company's shareholders could, therefore, experience a reduction in their ownership interest in the Company with respect to earnings per share (if any), voting, liquidation value, and book and market value if the additional authorized shares are issued. The holders of our common shares have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common shares in order to maintain their proportionate ownership in the Company. Our board of directors has no plans to grant preemptive rights with respect to any of the newly-authorized shares. If the Board of Directors elects to issue additional common shares, the issuance could have a dilutive effect on earnings per share and book value per share if a shareholder does not purchase additional shares to maintain its, his or her pro rata interest, on a shareholder's percentage voting power in the Company.

   Although the Board of Directors will authorize the issuance of additional common shares only when it considers doing so to be in the best interests of shareholders, the availability for issuance of additional common shares could also enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company through, for example, a proposed merger, tender offer or proxy contest. Neither management nor the Board is aware of any planned effort on the part of any party to accumulate material amounts of common shares or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company's management.

   The Board of Directors believes that the authorization of the additional common shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financing, strategic alliances, acquisitions, possible funding of new financial product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company.

   It is not possible to determine the effect of the additional authorized common shares on the rights of the shareholders of the Company until the Board of Directors actually issues additional common shares. However, such effects might include (i) dilution of the existing voting power to the extent that additional common shares are issued; and (ii) dilution of the existing equity interests to the extent that additional common shares are issued.

   The Board of Directors is required to make any determination to issue common shares based upon its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no preset intention of doing so, it could issue common shares (within the limits imposed by applicable law) that could make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of common shares could be used to create voting impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of common shares to purchasers favorable to the Board of Directors. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the share ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of common shares would also have the effect of diluting the earnings per share and book value per share of the common shares held by the current holders of common shares.

   While the Company may consider effecting an equity offering of common shares in the future for the purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering, and no assurances are given that any offering will in fact be effected.

Anti-Takeover Implications

   Although an increase in the authorized common shares could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the share ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Board of Directors is not proposing this amendment to the Articles of Incorporation in response to any effort known to the Board of Directors to accumulate common shares or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation which could be construed as affecting the ability of third parties to take over or to change the control of the Company.

Rights of Holders of Common Shares

   Holders of our common shares will be entitled to one vote per share on all matters submitted to a vote of our shareholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any preferred shares that from time to time may be outstanding. Upon our liquidation, dissolution or winding up, holders of common shares will be entitled to share ratably in any assets available for distribution to shareholders after payment of all of our obligations, subject to the rights to receive preferential distributions of the holders of any preferred shares then outstanding.

Required Vote; Recommendation of the Board of Directors

   Approval of the amendment to the Articles of Incorporation to increase the number of the Company's authorized common shares from 20,000,000 to 1,000,000,000 requires the affirmative vote of a majority of the shares of ast at the Meeting.

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

                           PROPOSAL NO. 5
           AMEND THE ARTICLES OF INCORPORATION TO CHANGE
THE CAPITALIZATION OF THE COMPANY BY AUTHORIZING 100,000,000 PREFERRED SHARES
                         OF $0.0001 PAR VALUE

   Under North Dakota law, we may issue shares only to the extent such shares have been authorized under our Articles of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to 20,000,000 common shares, no par value per share. There is presently no provision for preferred shares in the Company's Articles of Incorporation.

   Proposal Number 5 requests authority in the Company's Articles of Incorporation to issue 100,000,000 preferred shares of $0.0001 par value of which the Board of Directors may establish a class or series, setting forth the designation of the class or series and fixing the relative rights and preferences of the class or series of the preferred shares. The Company is seeking the approval of its shareholders to allow the Board of Directors the flexibility to create, by Board of Director resolution, specific classes of preferred shares with distinct rights and dividends in the future.

   The text of the proposed amendment to our Articles of Incorporation is set forth in Appendix A to this Proxy Statement.

   The Board of Directors is seeking authority from the Company's shareholders to allow preferred shares, the specific dividends, terms and conditions of which will be determined by future Board of Director resolution to fit the economic times and situation, to be available for future issuance in the event that our Board of Directors determines that it is necessary or advisable in the future:

   to raise additional capital through the sale of equity securities to fund business operations;

   to acquire other companies or their assets;

   to attract strategic partners and/or candidates for a business combination who can assist the Company in generating revenue streams or are capable of increasing our revenues;

   to make an exchange offer to existing common shareholders for dividend paying preferred shares; or

   for other corporate purposes.

   Our Board of Directors recognizes that in future situations opportunities for acquisitions may arise wherein financially compatible companies or assets may be acquired by means of issuance of a special class of the Company's preferred shares. In this regard, we anticipate that a certain portion of the newly authorized preferred shares as contemplated by this proposal will be utilized to meet such funding requirements. Management has in its historical course of business sought and successfully completed a number of acquisition opportunities. Presently management is conducting preliminary discussions with certain parties concerning potential acquisition possibilities in the future, but as of the date of this Proxy Statement there are no such arrangements or firm intentions which have been made.

   Other than as described above, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. However, the Board of Directors believes that if the authorization to establish classes of preferred shares were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could impair significantly our ability to acquire strategic assets, meet financing requirements or meet other objectives.

Effects of the Proposal

   The authorization for preferred shares will not have any immediate effect on the rights of existing shareholders; however, our Board of Directors will have the authority to create and issue classes of preferred shares within the authorized limits of preferred shares without requiring future shareholder approval of such actions, except as may be required by applicable law or regulations, the Company's governing documents or the rules of any stock exchange, NASDAQ or any automated inter-dealer quotation system on which the Company's preferred shares may then be traded. The Company's shareholders could, therefore, experience a reduction in their ownership interest in the Company with respect to earnings per share (if any), voting, liquidation value, and book and market value if the preferred shares are authorized and issued.

   Preferred shares have a preference over common shares. The issuance of preferred shares could create a preference over the currently existing common shares with respect to future dividends, voting rights, and liquidation in the event of dissolution.

   Although the Board of Directors will designate a class or classes and issue preferred shares only when it considers doing so to be in the best interests of shareholders, the availability of the ability to create designation of classes of preferred shares, including voting rights or other preferences and the Board of Director's ability to issue such preferred shares could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company through, for example, a proposed merger, tender offer or proxy contest. Neither management nor the Board is aware of any planned effort on the part of any party to accumulate material amounts of common shares or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company's management.

   The Board of Directors also believes that the authorization of the preferred shares is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financing, strategic alliances, acquisitions, possible funding of new financial product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue preferred shares without further shareholder action, except as otherwise provided by law.

   The preferred shares will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Thus, if the amendment to increase the authorized number of preferred shares is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to 100,000,000 preferred shares in one or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's shareholders. Shareholders will not have preemptive rights to subscribe for preferred shares.

   It is not possible to determine the actual effect of the preferred shares on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of a series of the preferred shares. However, such effects might include (i) restrictions on the payment of dividends to holders of the common shares; (ii) dilution of voting power to the extent that the holders of preferred shares are given voting rights; (iii) dilution of the equity interests and voting power if the preferred share are convertible into common shares; and (iv) restrictions upon any distribution of assets to the holders of the common shares upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred shares.

   The Board of Directors is required to make any determination to issue preferred shares based upon its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue preferred shares (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of preferred shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of preferred shares to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of preferred shares to vote either separately as a class or with the holders of common shares on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized preferred shares could have the effect of discouraging unsolicited takeover attempts.
The issuance of new shares could also be used to dilute the share ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of preferred shares could also have the effect of diluting the earnings per share and book value per share of the common shares held by the holders of common shares.

   While the Company may consider effecting an equity offering of preferred shares in the future for the purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering, and no assurances are given that any offering will in fact be effected.


Anti-Takeover Implications

   Although the authorization for preferred shares could, under certain circumstances, be construed as having an anti-takeover effect (for example, the issuance of preferred shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company), the Board of Directors is not proposing this amendment to the Articles of Incorporation in response to any effort known to the Board of Directors to accumulate common shares or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation which could be construed as affecting the ability of third parties to take over or to change the control of the Company.

 Required Vote; Recommendation of the Board of Directors

   Approval of the amendment to the Articles of Incorporation to authorize 100,000,000 preferred shares requires the affirmative vote of a majority of the shares of cast at the Meeting.

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF PREFERRED SHARES, WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY CARD.

                             PROPOSAL 6
              APPROVAL OF 2 FOR 1 FORWARD SHARES SPLIT OF
                   THE CORPORATION'S COMMON SHARES

   The Board of Directors recommends for shareholder approval the proposal to effect a two for one (2:1) forward share split of the issued and outstanding common shares of the Company. The proposed forward share split will increase the number of issued and outstanding common shares as of the Record Date from approximately 6,700,000 to approximately 13,400,000. Except for changes in the number of common shares issued and outstanding, the rights and privileges of holders of common shares will remain the same, both before and after the proposed forward share split. The proposed share split would become effective July 1, 2002, thirty days from the date of shareholder approval (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the increased number of common shares resulting from the proposed forward share split. New share certificates reflecting the number of common shares resulting from the share split will be issued only as currently outstanding certificates are transferred or upon request.

   The Company believes that the proposed forward common share split may benefit the shareholders by increasing the trading volume of the shares as well as potentially placing the shares at a lower price which may encourage increased trading activity in the market for the shares.

   Approval of the proposal to effect a two for one (2:1) forward share split of the issued and outstanding common shares of the Company requires the affirmative vote of a majority of the shares cast at the meeting.

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO EFFECT A TWO FOR ONE (2:1) FORWARD SHARE SPLIT OF THE ISSUED AND OUTSTANDING COMMON SHARES OF THE COMPANY, WHICH IS DESIGNATED AS PROPOSAL NO. 6 ON THE ENCLOSED PROXY CARD.

                             PROPOSAL NO. 7
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT
               ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

   The following table sets forth, as of March 21, 2002, the ownership of shares of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, each director, each executive officer named in the Summary Compensation Table on page 5, and all executive officers and directors as a group. As of March 21, 2002, there were 6,677,240 shares, no par value, issued and outstanding.

 NAME OF BENEFICIAL           AMOUNT AND NATURE OF          PERCENTAGE OF
       OWNER                 BENEFICIAL OWNERSHIP (1)        OUTSTANDING
OR IDENTITY OF GROUP           AS OF JANUARY 4, 2002            SHARES
Robert E. Walstad                  1,031,982 (2)                 13.7%
Vance A. Castleman                   144,090 (3)                  2.2%
Richard D. Olson                     248,412 (4)                  3.6%
Peter A. Quist                       136,626 (5)                  2.0%
Myron D. Thompson                    130,500                      1.9%
Richard H. Walstad                    52,197 (6)                  *
Richard Barone                       557,500 (7)                  8.3%
Executive officers and             1,743,807 (8)                 22.2%
directors as a group (6 persons)

* Less than 1% owned.

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2) Of these shares, 8,527 are held in Mr. Walstad's 401(k) account, and 33,335 shares held in Mr. Walstad's ESOP. Includes 675,200 shares covered by warrants and 200,000 options which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Walstad

(3) Of these shares, 140,375 are held as tenants in common with Mr. Castleman's wife, and 3,715 are held in Mr. Castleman's IRA account.

(4) Of these shares, 5,381 are held in Mr. Olson's 401(k) account, and 25,333 shares are held in Mr. Olson's ESOP. Includes 17,698 covered by warrants and 200,000 options which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Olson.

(5) Of these shares, 17,284 are held in Mr. Quist's ESOP. Includes 56,000 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001, held by Mr. Quist.

(6) Of these shares, Mr. Walstad's wife holds 6,667. Includes 11,300 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001.

(7) Of these shares, Mr. Barone holds 250,000 shares individually, and 307,500 shares are owned by various clients of Ancora Securities, Inc. Mr. Barone disclaims beneficial interest or discretionary authority over these shares; however, Mr. Barone owns control of Ancora Securities, Inc.

                                    21

(8) Includes 753,500 shares covered by warrants which are currently exercisable or exercisable within 60 days of January 4, 2001.

                               OTHER MATTERS

   The Company's management is not aware of the other matters which may come before the Meeting. The proxies named in the accompanying form of Proxy will vote said Proxy in accordance with their judgment if any other matter does properly come before the Meeting.

   A copy of the Annual Report to shareholders is enclosed with this Proxy
Statement.   Copies of the Company's 10-KSB Annual Report are available upon request by contacting Jacqueline L. Case at the Company at 1 North Main, Minot, ND 58703.

           DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the 2003 Meeting must be received by the Secretary of the Company, 1 North Main, Minot, North Dakota 58703, no later than December 15, 2002, for inclusion in the Proxy Statement and form of Proxy for such Meeting. If notice of any other shareholder proposal intended to be presented at the 2003 Annual Meeting of shareholders but not intended to be included in the Company's Proxy Statement and form of Proxy for such Meeting is not received by the Company on or before March 1, 2003, the Proxy solicited by the Board of Directors of the Company for use in connection with the Meeting may confer authority on the proxies named therein to vote in their discretion on such proposal without any discussion in the Company's Proxy Statement for that Meeting of either the proposal or how such proxies intend to exercise their voting discretion.

                   VOTING TRUSTEES AND THEIR NOMINEES

   Please advise the Company whether other persons are the beneficial owners of the Company's shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Company's shares.

   This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Company's shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold those Company's shares.
To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

   It is important that Proxies be returned promptly. Shareholders, whether or not they expect to attend the meeting in person, are urged to complete, date and sign the enclosed Proxy card and return it promptly in the envelope provided for that purpose. By returning your Proxy card promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that

                                    22

the Meeting can be held. Shareholders who attend the Meeting may revoke a prior Proxy and vote their Proxy in person as set forth in this Proxy Statement.


                                    By Order of the Board of Directors


                                       /S/  JACQUELINE L. CASE
                                            ------------------
                                            Jacqueline L. Case
                                            Secretary

Dated: April 15, 2002


                                    23

                               APPENDIX A


        RESOLUTION OF THE BOARD OF DIRECTORS OF ND HOLDINGS, INC., REGARDING PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION

   WHEREAS, the Board of Directors of ND Holdings, Inc. (the "Company"), has unanimously voted in favor of proposed amendments to the Company's Articles of Incorporation; and

   WHEREAS, the proposed amendments provide for a change in the Company's name from ND Holdings, Inc., to Integrity Mutual Funds, Inc., and for an increase in the number of authorized shares from 20,000,000 shares, all of a single class with no par value, to l,000,000,000 common shares with a par value of $0.000l per share and l00,000,000 preferred shares with a par value of $0.000l per share; and

   WHEREAS, the Board of Directors has determined that the proposed amendments are in the best interests of the Company and its shareholders;

   NOW, THEREFORE, IT IS HEREBY RESOLVED, that Articles l and 4 of the Company's Articles of Incorporation be amended to read as follows:

   ARTICLE l.      The name of said corporation shall be:  Integrity Mutual
                   Funds, Inc.

   ARTICLE 4.1     Authorized Shares

     The total number of shares of all classes which the Corporation has authority to issue is one billion one hundred million (l,l00,000,000), one billion (l,000,000,000) shares of which shall be a single class of common shares, par value $0.000l per share, and one hundred million (l00,000,000) shares of which shall be preferred shares, par value $0.000l per share.

   ARTICLE 4.2     Preferred Shares

     (a) The preferred shares may be issued at any time and from time to time, in one or more classes or series. The Board of Directors is hereby authorized to provide for the issuance of preferred shares in series or classes and, by filing a certificate of designation pursuant to applicable provisions of the North Dakota Century Code (hereinafter referred to as a "Preferred Share Certificate of Designation"), to establish from time to time the number of shares to be included in each such series or class, and to fix the designation, powers, preferences and relative, participating, optional or other rights of shares of each such series or class and the qualifications, limitations and restrictions thereof, if any.

     (b) The authority of the Board of Directors with respect to each series of preferred shares shall include, but not be limited to, determination of the following:

          (i) the designation of the series or class, which may be by distinguishing number, letter or title;

         (ii) the number of shares of the series or class, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Share Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

                                   24

        (iii) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series or class;

         (iv) whether dividends, if any, shall be payable in cash, in kind or otherwise;

          (V)  the dates on which dividends, if any, shall be payable;

         (vi) the redemption rights and price or prices, if any, for shares of the series or class;

        (vii) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series or class;

       (viii) the amounts payable on shares of the series or class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

         (ix) whether the shares of the series or class shall be convertible or exchangeable into shares of any other class or series, or any other security of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

          (x) restrictions on the issuance of shares of the same series or class or of any other class or series; and

         (xi) whether or not the holders of the shares of such series or class shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of these Articles of Incorporation, that each share of such series or class shall carry one vote or more or less than one vote per share, that the holders of such series or class shall be entitled to vote on certain matters as a separate class (which for such purpose may be composed solely of such series or class or of such series or class and one or more other series or classes of shares of the Corporation) and that all the shares of such series or class entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or class or separate class is voted on such matter.

     (c) The common shares shall be subject to the express terms of the preferred shares and any series or class thereof.

                                   25

   BE IT FURTHER RESOLVED, that this resolution be submitted to a vote of the shareholders of the Corporation at the annual meeting on May 31, 2002.

     Dated this 22nd day of March, 2002.

                                     The Board of Directors
                                     ND Holdings, Inc.

   IN TESTIMONY WHEREOF, WITNESS the hand of the Secretary of ND Holdings, Inc.

                                      /S/  JACQUELINE L. CASE
                                           ___________________
                                           Jacqueline L. Case


                                   26

                               APPENDIX I


                           ND HOLDINGS, INC.
                       AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of the Board of Directors of ND Holdings, Inc. The primary function of the Audit Committee will be to assist the board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.


To fulfill these responsibilities, the Audit Committee shall perform the following duties with respect to the Company's financials:

     1) Documenting by written report, the reviewing of and discussion pertaining to, the audited financials with management and the independent auditors.

     2) Based upon the review and discussion of the aforementioned, inclusion of a statement as to whether the Audit Committee will recommend including the audited financials in the annual report on Form 10-K to the full Board of Directors.

     3) Confirming the receipt of a statement from the independent auditors assuring their independence and, at least annually, disclosing such notification in the proxy statement.

     4) Reviewing and discussing the procedures set forth in the Statement on Auditing Standards with the independent auditors to monitor compliance with all necessary requirements.

     5) Reviewing of all other significant accounting principles, including changes in procedures, to be utilized during the audit of the Company's financials.

     6) Reviewing the performance of the independent auditors and making recommendations to the Board of Directors regarding the appointment or termination of the independent auditors.


General duties of the Audit Committee shall include, but are not limited to the following activities:

     1) Disclosing that the Audit Committee has adopted a charter and including a copy of such as an appendix to the proxy statement, initially in the year in which the charter is adopted, and once every three years thereafter.

     2) Maintaining minutes and supporting documentation of each Audit Committee meeting.

     3) Reviewing and considering the recommendations of the independent auditors regarding internal controls.

     4) Disclosing in the proxy statements whether the Audit Committee members are independent and disclosing certain information, such as their functions, regarding any director on the Audit Committee whom is not independent.

                                   27

     5) Providing an open avenue of communication between the independent auditors, management and the full Board of Directors.

     6) Meeting twice annually or more frequently as circumstances require. Management or others may be asked to attend meetings and provide pertinent information as necessary.

     7) Reviewing the Audit Committee charter annually and providing recommendations to the full Board of Directors regarding revisions.

     8) Providing reports regarding Audit Committee actions to the Board of Directors.

     9) Performing such other functions as required by law or assigned by the Board of Directors.

                                    28


                           ND HOLDINGS, INC.
            ANNUAL MEETING OF SHAREHOLDERS - MAY 31, 2002
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Robert E. Walstad or Peter
A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders of ND Holdings, Inc. (the "Meeting"), to be held May 31, 2002, at 10:00 a.m. at the Holiday Inn, 2200 Burdick Expy. E., Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1. The election as directors of all nominees listed below (except as marked to the contrary).

Nominees:   Vance A. Castleman, Richard D. Olson, Peter A. Quist, Myron D.
            Thompson, Robert E. Walstad, Richard H. Walstad

                 FOR   ?         WITHHOLD AUTHORITY   ?

           INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee(s) name below:

           ____________________________________________________________________

ITEM 2. The ratification of the appointment of Brady, Martz & Associates, P.C.as the Company's independent auditors for the fiscal year ending December 31, 2002.

                 FOR   __     AGAINST   __     ABSTAIN   __

ITEM 3. Proposal to amend the Articles of Incorporation to change the name of the Company from ND Holdings, Inc., to Integrity Mutual Funds, Inc.

                 FOR   __     AGAINST   __     ABSTAIN   __

ITEM 4. Proposal to amend the Articles of Incorporation to change the capitalization of the Company by increasing the number authorized common shares from the currently authorized 20,000,000 shares of no par value to 1,000,000,000 shares of $0.0001 par value common shares.

                 FOR   __     AGAINST   __     ABSTAIN   __

ITEM 5. Proposal to amend the Articles of Incorporation to change the capitalization of the Company by authorizing 100,000,000 shares of $0.0001 par value preferred shares of which the Board of Directors may establish a class or series, setting forth the designation of the class or series and fixing the relative rights and preferences of the class or series of the preferred shares.

                 FOR   __     AGAINST   __     ABSTAIN   __


ITEM 6. Proposal to effect a 2 for 1 forward split of the Company's common shares.

                 FOR   __     AGAINST   __     ABSTAIN   __

ITEM 7. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                 FOR   __     AGAINST   __     ABSTAIN   __

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.

The undersigned acknowledges receipt from the Company, before execution of this
Proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and (3)
Proxy Statement for the Meeting.

                                                  X
                                                  -----------------------------
                                                  Signature

                                                  X
                                                  -----------------------------
                                                  Signature, if held jointly

                                                  X
                                                  -----------------------------
                                                  Title (if applicable)
Date: April 15, 2002
Please sign exactly as name(s) appear(s) above. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    29